UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/29/2009

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31262

Delaware	01-0609375
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2905 Premiere Parkway NW, Suite 300
Duluth, GA 30097
(Address of principal executive offices, including zip code)

770-418-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Due to the current economic times and the hardship that is being felt across the automotive retailing industry, effective February 9, 2009, the following named executive officers of Asbury Automotive Group, Inc. (the "Company") for 2009 have voluntarily agreed to reduce their current salaries by 10% for the duration of 2009: Charles R. Oglesby, the Company's President and Chief Executive Officer, Craig T. Monaghan, the Company's Senior Vice President and Chief Financial Officer, Philip R. Johnson, the Company's Vice President of Human Resources, and Keith R. Style, the Company's Vice President of Finance.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asbury Automotive Group, Inc.

Date: February 03, 2009	By:	/s/ Charles R. Oglesby
Charles R. Oglesby
President and Chief Executive Officer